SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 12, 2012

Date of report (Date of earliest event reported)

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	68-0533453
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark Harvey has resigned from our board of directors effective as of November 12, 2012.  Mr. Harvey served on our compensation committee.  Mr. Harvey’s resignation is not based on any disagreement with our company.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release dated November 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE HEART, INC.

Date: November 13, 2012	By:	/s/ Jeffrey Mathiesen
Jeffrey Mathiesen
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
99.1	Press Release dated November 13, 2012.	Filed Electronically